Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.02

© 2022 Tonix Pharmaceuticals Holding Corp. INVESTOR PRESENTATION THE WALL ST CONFERENCE MARCH 8, 2022 NASDAQ: TNXP Version P0339 March 8, 2022 (Doc 0967)

2 © 2022 Tonix Pharmaceuticals Holding Corp. CAUTIONARY NOTE ON FORWARD - LOOKING STATEMENTS Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others. These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements. These factors include, but are not limited to, the risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; delays and uncertainties caused by the global COVID - 19 pandemic; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2021, and periodic reports and current reports filed with the SEC on or after the date thereof. All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements.

3 © 2022 Tonix Pharmaceuticals Holding Corp. ADVANCING THE SCIENCE AND UNDERSTANDING OF DISEASES by developing innovative therapies that improve population health by focusing on unmet needs in patient care WHAT WE DO Using our integrated development engine, we advance innovative programs across multiple therapeutic areas into the clinic while maximizing asset potential OUR MISSION OUR STRATEGY

PIPELINE
IMMUNOLOGY & INFECTIOUS DISEASE PORTFOLIO

IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO

CANDIDATES*	PORTFOLIO & INDICATION	STATUS / NEXT MILESTONE
	Immunology & Immuno-Oncology	
TNX-1500[1]	Organ Transplant Rejection/ Autoimmune Conditions	Phase 1, Targeted 2H 2022 Start
TNX-1700[2]	Gastric, colorectal and pancreatic cancers	Preclinical
	COVID	
TNX-1840/TNX-1850[3]	COVID-19 Vaccine (RPV – horsepox-based live virus vaccine)	Preclinical
TNX-2100[4]	SARS-CoV-2 Diagnostic for T Cell Immunity	First-in-human study initiated Q1 2022
TNX-3500[5]	COVID-19 Antiviral	Preclinical
TNX-3600[6]	COVID-19 Therapeutic Platform (monoclonal antibodies)	Preclinical
TNX-3700[7]	COVID-19 Vaccine (zinc nanoparticle mRNA technology)	Preclinical
	BioDefense	
TNX-801[8]	Smallpox and monkeypox preventing vaccine	Preclinical
TNX-701	Radioprotection	Preclinical

*All of Tonix's product candidates are investigational new drugs or biologics and have not been approved for any indication.
[1]anti-CD40L humanized monoclonal antibody
[2]Recombinant trefoil factor 2 (rTFF2) based protein; licensed from Columbia University
[3]Live attenuated vaccine based on horsepox virus vector, expressed SARS-CoV-2 spike protein. TNX-1840 is based on the omicron variant spike protein. TNX-1850 is based on the BA.2 variant spike protein.
[4]in vivo diagnostic: SARS-CoV-2 peptide epitope mixtures for intradermal administration to measure delayed-type hypersensitivity to SARS-CoV-2.
[5]Sangivamycin for injection; licensed from OyaGen, Inc.
[6]Fully human monoclonal antibody generated from COVID-19 convalescent patients
[7]anti-CD40LCOVID vaccine based on mRNA in zinc nanoparticle (ZNP) formulation
[8]Live attenuated vaccine based on horsepox virus

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PIPELINE
CNS PORTFOLIO

CNS PORTFOLIO

Candidates*	INDICATIONS	STATUS / NEXT MILESTONE
	CNS	
TNX-1300[1]	Cocaine Intoxication / Overdose *FDA Breakthrough Designation*	Phase 2, Targeted 1H 2022 Start
TNX-102 SL[2]	Fibromyalgia (FM) Posttraumatic Stress Disorder (PTSD) Long COVID (PASC[3])	Mid-Phase 3 Phase 2, Targeted 1H 2022 Start Phase 2, Targeted 1H 2022 Start[4]
TNX-1900[5]	Migraine, Craniofacial Pain and Binge Eating Disorder[6]	Phase 2, Targeted 2H 2022 Start[7]
TNX-2900[8]	Prader-Willi Syndrome *Orphan Drug Designation*	Preclinical
TNX-601 CR	Depression, PTSD, Neurocognitive Dysfunction from Steroids	Phase 2, Targeted Q1 2023 Start[9]
TNX-1600[10]	Depression, PTSD and ADHD	Preclinical

**All of Tonix's product candidates are investigational new drugs or biologics and have not been approved for any indication.*
[1]TNX-1300 (double-mutant cocaine esterase) is an investigational new biologic and has not been approved for any indication; licensed from Columbia University.
[2]TNX-102 SL (cyclobenzaprine HCl sublingual tablets) is an investigational new drug and has not been approved for any indication.
Additional indications of Agitation in Alzheimer's Disease (AAD) and Alcohol Use Disorder (AUD) are Phase 2 ready.
[3]Post-Acute Sequelae of COVID-19.
[4]Pre-IND (Investigational New Drug) meeting with FDA completed; Company plans to start Phase 2 study in subset of patients whose symptoms overlap with fibromyalgia pending IND clearance.
[5]Investigator initiated study planned at Massachusetts General Hospital
[6]Acquired from Trigemina; license agreement with Stanford University; IND cleared for the prevention of migraine indication; Planned Binge Eating Disorder study is expected to be investigator initiated.
[7]A Phase 2 trial under an investigator-initiated IND has been completed in the U.S. using TNX-1900; Phase 2 for the prevention of migraine headache expected to start 2H 2022
[8]Co-exclusive license agreement with French National Institute of Health and Medical Research (Inserm)
[9]TNX-601 CR is in the pre-IND stage in the U.S.; a Phase 1 trial for formulation development was completed outside of the U.S; Phase 2 expected to start Q1 2023
[10]Acquired from TRImaran Pharma; license agreement with Wayne State University

ADHD = attention-deficit hyperactivity disorder; FM = fibromyalgia; IND = investigational new drug; PASC = post-acute sequelae of COVID-19; PTSD = posttraumatic stress disorder.

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© 2022 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY: KEY CANDIDATES

TNX-1500 (anti-CD40L mAb): A POTENTIAL TREATMENT FOR ORGAN TRANSPLANT REJECTION AND AUTOIMMUNE CONDITIONS

IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO

Pre-IND Candidate

Targeted as a first-line monotherapy for autoimmunity and add-on therapy for preventing and treating organ transplant rejection

- Distinct mechanism of action (MOA)—TNX-1500 blocks T cell helper function

New molecular entity, biologic

- US Patient Protection and Affordable Care Act provides 12 years of exclusivity for biologics

Patent applications directed to composition of matter

- Expected patent protection through 2039

Significant Unmet Need

Clinical evidence for anti-CD40L mAbs in the treatment of systemic lupus erythematosus (SLE) and allogeneic kidney transplant

- Several studies have shown anti-CD40L to be active in the treatment of human SLE[1-3] and transplant rejection[4,5]

[1]Huang W, et al. *Arthritis Rheum.* 2002;46(6):1554-1562.
[2]Boumpas DT, et al. *Arthritis Rheum.* 2003;48(3):719-727.
[3]Grammer AC, et al. *J Clin Invest.* 2003;112(10):1506-1520.
[4]Kawai T, et al. *Nat Med.* 2000;6(2):114.
[5]Koyama I, et al. *Transplantation.* 2004;77(3):460-462.

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© 2022 Tonix Pharmaceuticals Holding Corp.

TNX-1500 MARKET OPPORTUNITY

IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO

OPPORTUNITY

Organ transplant rejection drugs	Kidney transplants: 24,000/year/US[2]	Autoimmune Lupus: 1.5 M patients in US[4]	Autoimmune Disease
$4.7 billion[1]	**$5.54 billion[3]**	**1.87 billion[5]**	**$149.4 billion[6]**

[1]Global market as of 2018 (https://www.biospace.com/article/organ-transplant-rejection-medications-market-drug-companies-focus-on-improving-long-term-outcome-of-new-drugs/)
[2]Wang, Jeffrey H. and Hart, Allyson. *Kidney360* November 2021; 2(11) 1836-1839
[3]Global market as of 2020 (https://www.grandviewresearch.com/industry-analysis/transplantation-market)
[4]https://www.lupus.org/resources/lupus-facts-and-statistics
[5]Global market as of 2020 (https://www.globenewswire.com/news-release/2021/02/18/2177637/0/en/Global-Lupus-Therapeutics-Market-Is-Expected-to-Reach-USD-3-62-Billion-by-2028-Fior-Markets.html)
[6]Anticipated market size by 2025 (https://www.prnewswire.com/news-releases/the-global-autoimmune-disease-therapeutics-market-size-is-expected-to-reach-149-4-billion-by-2025--rising-at-a-market-growth-of-4-34-cagr-during-the-forecast-period-300902336.html)

© 2022 Tonix Pharmaceuticals Holding Corp.

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ABOUT CD40L (ALSO CALLED CD154)

- **CD40L is a transiently expressed T cell surface molecule and is also called CD154**[1-4]
  - Predominantly expressed by T cells and interacts with CD40 on B cells and macrophages
- **Mediates T cell helper function**[1-4]
  - Activates B cells for humoral (antibody-mediated) immune response
  - Activates macrophages and dendritic cells
  - Provides T cell help to activated CD8+ T cells
- **X-linked hyper-IgM syndrome is caused by a defective CD40L gene**[5-6]
  - Lack of T helper function with only IgM serum antibodies but no IgG or IgE because T cells are required for B cell isotype switching
  - If maintained on gamma globulin, patients are otherwise healthy
- **Member of the TNFα superfamily**[4]
  - TNFα and RANKL are other family members and are drug targets for approved products

[1]Lederman S, et al. *J Exp Med.* 1992;175(4):1091-1101.
[2]Lederman S, et al. *J Immunol.* 1992;149(12):3817-3826.
[3]Lederman S, et al. *J Immunol.* 1994;152(5):2163-2171.
[4]Covey LR, et al. *Mol Immunol.* 1994;31(6):471-484.
[5]Ramesh N, et al. *Int Immunol.* 1993;5(7):769-773.
[6]Callard RE, et al. *J Immunol.* 1994;153(7):3295-3306.

IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO

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© 2022 Tonix Pharmaceuticals Holding Corp.

NEXT GENERATION anti-CD40 LIGAND (CD40L) ANTIBODY
TNX-1500*: PREVENTION OF ALLOGRAFT REJECTION

IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO

THE CD40-CD40L PATHWAY IS A PIVOTAL IMMUNE SYSTEM MODULATOR AND IS A WELL-ESTABLISHED AND PROMISING TREATMENT TARGET TO MORE SAFELY PREVENT ALLOGRAFT REJECTION[1]

First Generation: Development halted due to thromboembolic (TE) complications—blood clots—traced to Fc gamma receptor (FcγR)

Second Generation: Eliminated the FcγR TE complication but *potency and half life was reduced, limiting utility*

Third Generation (TNX-1500): Re-engineered to better modulate the binding of FcγR while preserving FcRn function

- Expected to deliver efficacy without compromising safety

Status: Preclinical; collaborations ongoing with Mass General Hospital on heart and kidney transplantation in non-human primates

Next Steps: 2H 2022 Initiate Phase 1 Study

Patents Filed

SELECTIVELY MODIFIED anti-CD40L AB


Ruplizumab full Fab
FcγR-modulated Fc region
Mutated FcγR-binding region
FcRn-binding region

Contains the full ruplizumab Fab and the engineered Fc region that modulates FcγR-binding, while preserving FcRn function.

*TNX-1500 is in the pre-IND stage of development and has not been approved for any indication.

[1]Camilleri B, et al. *Exp Clin Transplant.* 2016;14(5):471-483.

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THIRD-GENERATION anti-CD40L
ENGINEERED TO DECREASE RISK OF THROMBOSIS

IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO

First-generation anti-CD40L mAbs



Ruplizumab

Constant fragment (Fc) domain interacted with FcγRIIA (CD32A), which suggested a mechanism for the increased risk of thrombosis.[1,2]

Second-generation anti-CD40L mAbs



Aglycosyl Ruplizumab | *Dapirolizumab* | *Letolizumab*

Second-generation anti-CD40L mAbs exhibited dramatically reduced binding to FcγRIIA[3-5] but had other issues, including decreased efficacy.[6-8]

Third-generation anti-CD40L mAbs*



TNX-1500

TNX-1500 is engineered to target CD40L therapeutically while reducing FcγRIIA binding and thereby lowering the potential for thrombosis.[1-8]

*Sanofi's SAR441344 and Eledon's AT-1501 also are Fc modified

[1]Inwald DP, et al. *Circ Res.* 2003;92(9):1041-1048.
[2]Robles-Carrillo L, et al. *J Immunol.* 2010;185(3):1577-1583.
[3]Shock A, et al. *Arthritis Res Ther.* 2015;17(1):234.
[4]Xie JH, et al. *J Immunol.* 2014;192(9):4083-4092.
[5]Ferrant JL, et al. *Int Immunol.* 2004;16(11):1583-1594.
[6]ClinicalTrials.gov identifier: NCT02273960. Updated July 16, 2019. Accessed June 1, 2021. https://clinicaltrials.gov/ct2/show/results/NCT02273960?view=results
[7]Waters J, *Biocentury*; October 26, (2018).
[8]Company data.

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anti-CD40L TREATMENT TO PREVENT ALLOGRAFT REJECTION

- Allotransplantation is limited by a critical shortage of human organs
- Costimulation blockade (anti-CD40L in particular) is more effective at protecting allografts than calcineurin inhibitors (CNIs)[2]
- Blockade of CD40-CD40L has been associated with some of the longest primate-to-primate xenograft survivals[1,3]

Concept for Human-to-Human Allotransplantation[1,2]


Kidney Allotransplant
Heart Allotransplant
Donor
Recipient
(+ CD40L blockade)
Donor
(deceased)
Recipient
(+ CD40L blockade)

[1]Samy KP, et al. *J Immunol Res.* 2017;2017:8415205.
[2]Cooper DKC, et al. *Blood Purif.* 2018;45(1-3):254-259.
[3]Längin, M. et al. Consistent success in life-supporting porcine cardiac xenotransplantation. *Nature* 564, 430–433 (2018)

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13 © 2022 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO TNX - 1500 monotherapy consistently (4/5 heart transplants) prevents heart transplant rejection 1 ‒ Graft acceptance without acute cellular injury 2 or chronic antibody injury 3 through day 180 ‒ Prolonged acceptance after cessation of therapy (in progress) Similar activity to chimeric hu5c8 4 during treatment phase in prior studies 5 ‒ Last dose of hu5c8 was day 84 No thrombosis observed ‒ Thrombosis was observed with hu5c8 in prior studies 1 TNX - 1500 dosed at 30 mg/kg twice weekly on days 0, 3, 7, and 14; 20 mg/kg weekly from days 21 to 175 2 H&E staining 3 C4d immunohistochemistry 4 Mouse - human IgG1κ chimeric anti - CD154 5 TNX - 1500 dosed at 30 mg/kg twice weekly on days 0, 3, 7, and 14; 10 mg/kg weekly on days 21, 28, 35 and 42; 20 mg/kg monthly on days 56 and 84 . NON - HUMAN PRIMATE HEART HETEROTOPIC ALLOGRAFT STUDY DR. RICHARD PIERSON, MASS GENERAL HOSPITAL IMMUNOLOGY PORTFOLIO

14 © 2022 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO TNX - 1500 monotherapy consistently (5/6 kidney transplants) prevents kidney transplant rejection 1 ‒ Six recipients were treated with TNX - 1500 monotherapy 1 ‒ No rejection was observed in 5/6 recipients through day 180 ‒ Superior to results with conventional triple drug immunosuppressive regimen 2 No thrombosis observed ‒ Thrombosis was observed with hu5c8 in prior studies 1 TNX - 1500 monotherapy dosed at 20 mg/kg on days 0, 2, 7 and weekly until Day 180 (6 months) 2 Tacrolimus, MMF and steroids NON - HUMAN PRIMATE KIDNEY ALLO - TRANSPLANTATION STUDY DR. TATSUO KAWAI, MASS GENERAL HOSPITAL 0 50 100 150 200 0 25 50 75 100 TNX1500 monotherapy Days Post-Tx % G r a f t S u r v i v a l TNX mono (n=6) No IS (n=4) Conventional Triple IS (n=20) IMMUNOLOGY PORTFOLIO

15 © 2022 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO TOLERANCE INDUCTION WITH DONOR BONE MARROW TRANSPLANTATION Induction of “mixed chimerism” induces allograft tolerance ‒ Long - lasting, durable tolerance — specifically to donor tissues ‒ Initial protocols required that the recipient’s mature T cells be severely depleted Tolerance induction via “mixed chimerism” allows long - term kidney transplant survival in humans without maintenance immunosuppression 1 - 2 ‒ Combined kidney and bone marrow transplantation (CKBMT) Non - myeloablative conditioning for induction of mixed chimerism is being developed ‒ Mixed chimerism and tolerance can be induced even without complete T cell depletion using costimulatory pathway blockade using anti - CD40L mAb and/or CTLA - 4 - Ig ‒ Prof. Tatsuo Kawai showed addition of CD40L blockade to the conditioning regimen facilitates induction of mixed chimerism and renal allograft tolerance 3 1 Kawai T, et al. N Engl J Med . 2008;358(4):353 - 361. 2 Kawai T, et al. Am J Transplant . 2014;14(7):1599 - 1611. 3 Kawai, T et al. Am J Transplant . 2004;4(9):1391 - 1398. IMMUNOLOGY PORTFOLIO

16 © 2022 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO 0 20 40 60 80 100 5 12 20 27 33 40 47 % Chimerism Days Post CKBMT Chimerism Gran Mono Lymph Keys: 1. Bone marrow transplant 2. Kidney transplant 3. Total Body Irradition 4. Venclexta ® 5. Thymoglobulin® NON - HUMAN PRIMATE COMBINED KIDNEY AND BONE MARROW TRANSPLANTATION(CKBMT) WITH TONIX - 1500 INDUCED ALLOGRAFT TOLERAN CE DR. TATSUO KAWAI, MASS GENERAL HOSPITAL A. CONDITIONING REGIMEN FOR BONE MARROW & KIDNEY TX B. DONOR BLOOD CELLS TRANSIENTLY EXPANDED AFTER TRANSPLANT C. KIDNEY BIOPSY AT ONE YEAR SHOWING NO REJECTION Cyclosporine No immunosuppression after day 28 The nonhuman primate recipient received the conditioning regimen that includes low dose total body irradiation (TBI, 1.5Gy), thymic irradiation (TI, 7Gy), venetoclax and ATG. The recipients then received combined kidney and bone marrow (BM) transplantation (CKBMT), after which treated with TNX - 1500 (20mg/kg X 4 doses) and cyclosporine (28 days). No immunosuppression was given after day 28. The recipient achieved long - term immunosuppression - free renal allograft survival (> one year). The picture shows renal allograft biopsy taken at one year after transplantation, showing no signs of rejection. IMMUNOLOGY PORTFOLIO The recipient developed multilineage chimerism until day 47 anti-CD40L BEYOND ALLOGRAFTS: XENOGRAFTS

- Allotransplantation is limited by a critical shortage of human organs; **pig-to-human xenotransplantation offers a promising alternative**[1,2]
- Costimulation blockade (anti-CD40L in particular) is more effective at protecting xenografts than CNIs[2]
- Blockade of CD40-CD40L has been associated with some of the longest pig-to-primate xenograft survivals[1,3]


Concept for Pig-to-Human Xenotransplantation1,2
Modifications to the pig genome greatly reduce risk of acute humoral rejection
Genetically Modified Pig
Costimulation pathway blockers are used to manage cell-mediated immune rejection
Longest Pig-to-Primate Kidney Graft Survival
1989
22 days
2004
90 days
2019
499 days

[1]Samy KP, et al. *J Immunol Res*. 2017;2017:8415205.
[2]Cooper DKC, et al. *Blood Purif*. 2018;45(1-3):254-259.
[3]Längin, M. et al. Consistent success in life-supporting porcine cardiac xenotransplantation. *Nature* 564, 430–433 (2018)

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18 © 2022 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO “In a First, Surgeons Attached a Pig Kidney to a Human, and It Worked” Roni Caryn Rabin “Pig - Heart Transplant Jolts Doctors Confronting Lack of Organ Donors” Amy Dockser Marcus “Saved by a Pig’s Heart” The Editorial Board “Pig Kidneys Transplanted Into Brain - Dead Man as Patients Face Organ Shortages” Amy Dockser Marcus “The Next Pig Thing in Medicine” Sally Satel “The Medical Miracle of a Pig’s Heart in a Human Body” Rivka Galchen IMMUNOLOGY PORTFOLIO October 19, 2021 January 12, 2022 January 12, 2022 January 20, 2022 February 9, 2022 February 21, 2022 RECENT XENOTRANSPLANT HEADLINES

IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO

anti-CD40L BEYOND ALLOGRAFTS: AUTOIMMUNITY

- Autoimmune diseases are also characterized by immune system activity that attacks "self," which can damage various parts of the body[1,2]
- First-generation anti-CD40L Abs showed evidence of efficacy in autoimmunity before trials were halted due to thromboembolic events[3]

*Not an exhaustive list of all autoimmune diseases or organ systems affected by autoimmune disease

Autoimmune Disease Targets[1,2,*]



Joints and Spine
- Ankylosing spondylitis
- Rheumatoid arthritis

Skin
- Psoriasis

Nervous System
- Guillain-Barre syndrome
- Multiple sclerosis

Vasculature
- Vasculitis
- ITP

Bowel
- Ulcerative colitis
- Crohn's disease

[1]Li P, et al. *Front Pharmacol.* 2017;8:460.
[2]WebMD. Accessed March 3, 2020. https://www.webmd.com/a-to-z-guides/autoimmune-diseases
[3]Tocoian A, et al. *Lupus.* 2015;24(10):1045-1056.

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© 2022 Tonix Pharmaceuticals Holding Corp.

20 © 2022 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO TNX - 1500: KEY CONSIDERATIONS • TNX - 1500 may be used in large markets that are not currently well served • There is a long history of use of monoclonal antibodies • Tonix has engineered a safer, potentially more efficacious molecule than previous anti - CD40L mAbs • Intellectual property is in place (composition of matter) • Manufacturing (CMC) is in progress Key milestones: Pre - IND meeting (FDA) Q2 2022; Phase 1 2H 2022 Autoimmune disorders – Planning INDs IMMUNOLOGY PORTFOLIO

21 © 2022 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO DEVELOPMENT AND REGULATORY STRATEGY • 1 st Indication – Kidney allotransplantation (human to human) ‒ Replacement for nephrotoxic CNI’s (calcineurin inhibitors, e.g. Prograf ® (tacrolimus) 1 , Neoral ® (cyclosporin) 2 ‒ Similar development path to the successful development of BMS’s Nulojix ® ( belatacept ) 3 , CTLA - 4/Ig biologic ‒ Clinical development may combine with Nulojix or Rapamune ® (rapamycin/sirolimus) 4 • 2 nd Indication – Heart or kidney xenotransplant (pig to human) ‒ CD40L:CD40 blockade considered essential ‒ The engineered pig organ is also considered a biologic • 3 rd Indication – Lou Gehrig's Disease, or ALS 5 ‒ Animal models show strong activity; competitor Eledon (ELDN) is pursuing ALS as primary indication • 4 th Indication (and beyond) – Autoimmune disease (e.g., Systemic Lupus Erythematosus, Rheumatoid Arthritis, Progressive Systemic Sclerosis) ‒ These indications require large studies; SLE and RA would represent very large target markets 1 http://www.accessdata.fda.gov/drugsatfda_docs/label/2009/050708s027,050709s021lbl.pdf 2 http://www.novartis.us/sites/www.novartis.us/files/neoral.pdf 3 https://packageinserts.bms.com/pi/pi_nulojix.pdf 4 https://labeling.pfizer.com/showlabeling.aspx?id=139 5 Amyotrophic Lateral Sclerosis IMMUNOLOGY PORTFOLIO

TNFα SUPERFAMILY MEMBERS ARE TARGETED BY mAbs

IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO

- CD40L is a member of the Tumor Necrosis Factor (TNFα) Superfamily[1]
- Other TNFα Superfamily members have proven to be effective targets for antagonist (blocking) mAbs[2]

anti-TNFα mAbs for the treatment of certain autoimmune conditions

- infliximab (Remicade®)
- adalimumab (Humira®)

TNFα antagonist receptor fusion protein

- etanercept (Enbrel®)

anti-RANKL (CD254) mAb for the treatment of osteoporosis, treatment-induced bone loss, metastases to bone, and giant cell tumor of bone

- denosumab (Prolia® or Xgeva®)

No mAb against CD40L has been licensed *anywhere* in the world

[1]Covey, L.R., et al. *Mol. Immunol.* 31:471-484. 1994. PMID: 7514269.
[2]Remicade® and Simponi® are trademarks of Janssen; Humira® is a trademark of AbbVie; Cimzia® is a trademark of UCB; Enbrel® is a trademark of Amgen; and Prolia® and Xgeva® are trademarks of Amgen.

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© 2022 Tonix Pharmaceuticals Holding Corp.

RECENT mAb TRANSACTIONS

IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO

2020

September	October	November	December	January (2021)

Immunogenics acquired by Gilead for $21B[1]

- TRODELVY™ (sacituzu mab govitecan-hziy) is an anti-Trop-2 antibody-drug conjugate (ADC) approved for triple-negative breast cancer

Momenta acquired by Johnson & Johnson for $6.5B[2]

- Nipocalimab (M281) is a clinically validated anti-FcRn antibody with a rare pediatric disease designation from the US FDA
- J&J called nipocalimab "a pipeline in a product"

2021

Kymab acquired by Sanofi for $1.1B[3]

- Is an anti-Ox40L for the treatment of autoimmune disease

Viela Bio acquired by Horizon for $3B[3]

- UPLIZNA® (inebilizumab-cdon) is an anti-CD19 (B-cell-depleting) antibody approved for the treatment of neuromyelitis optica spectrum disorder (NMOSD), which is a rare and severe autoimmune disease
- VIB4920 anti-CD40L is Viela's second program

[1]Gilead. September 13, 2020. Accessed June 3, 2021. https://www.gilead.com/news-and-press/press-room/press-releases/2020/9/gilead-sciences-to-acquire-immunomedics
[2]Johnson & Johnson. October 1, 2020. Accessed June 3, 2021. https://www.jnj.com/johnson-johnson-completes-acquisition-of-momenta-pharmaceuticals-inc
[3]Business Wire. February 1, 2021. Accessed June 3, 2021. https://www.businesswire.com/news/home/20210201005296/en/Horizon-Therapeutics-plc-to-Acquire-Viela-Bio-Inc.-to-Significantly-Expand-Development-Pipeline-and-Grow-Rare-Disease-Medicine-Portfolio

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IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO

MONOCLONAL ANTIBODIES (mAbs) REPRESENT 4 OF TOP 10 PRODUCTS BY 2021 SALES

- Over 100 mAbs have been approved by the US FDA, and significant growth potential remains[1]
- Global mAb market is projected to grow from $179B in 2021 to $452B in 2028 at a CAGR of 14.1%[2]

TOP 10 DRUGS BY GLOBAL SALES IN 2021

Drug	Type	Global sales in 2021
1. Comirnaty		$36.8 B[3]
2. Humira	anti-TNFα mAb	$20.7 B[4]
3. Spikevax		$17.7 B[5]
4. Keytruda	anti-PD-1 mAb	$17.2 B[6]
5. Revlimid		$12.8 B[7]
6. Eliquis		$10.8 B[8]
7. Stelara	anti-IL12/23	$9.1 B[9]
8. Biktarvy		$8.6 B[10]
9. Eylea	anti-VEGF	$5.8 B[11]
10. Imbruvica		$5.4 B[12]

[1]Mullard A. May 5, 2021. Accessed February 24, 2022. (https://www.nature.com/articles/d41573-021-00079-7)
[2]Forbes Business Insights. August 2021. Accessed February 24, 2022. (https://www.fortunebusinessinsights.com/monoclonal-antibody-therapy-market-102734)
[3]https://s28.q4cdn.com/781576035/files/doc_financials/2021/q4/Q4-2021-PFE-Earnings-Release.pdf
[4]https://news.abbvie.com/news/press-releases/abbvie-reports-full-year-and-fourth-quarter-2021-financial-results.htm
[5]https://s29.q4cdn.com/745959723/files/doc_news/Moderna-Reports-Fourth-Quarter-and-Fiscal-Year-2021-Financial-Results-and-Provides-Business-Updates-2022.pdf
[6]https://www.merck.com/news/merck-announces-fourth-quarter-and-full-year-2021-financial-results/
[7]https://news.bms.com/news/corporate-financial/2022/Bristol-Myers-Squibb-Reports-Fourth-Quarter-and-Full-Year-Financial-Results-for-2021/default.aspx
[8]https://news.bms.com/news/corporate-financial/2022/Bristol-Myers-Squibb-Reports-Fourth-Quarter-and-Full-Year-Financial-Results-for-2021/default.aspx
[9]https://johnsonandjohnson.gcs-web.com/news-releases/news-release-details/johnson-johnson-reports-q4-and-full-year-2021-results
[10]https://investors.gilead.com/news-releases/news-release-details/gilead-sciences-announces-fourth-quarter-and-full-year-2021
[11]https://investor.regeneron.com/news-releases/news-release-details/regeneron-reports-fourth-quarter-and-full-year-2021-financial
[12]https://news.abbvie.com/news/press-releases/abbvie-reports-full-year-and-fourth-quarter-2021-financial-results.htm#:~:text=Global%20Imbruvica%20net%20revenues%20were%20%241.385%20billion%2C%20a … cent%20on%20an%20operational%20basis.

© 2022 Tonix Pharmaceuticals Holding Corp.

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25 © 2022 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO TNX - 1300: COCAINE INTOXICATION TNX - 1700: GASTRIC AND PANCREATIC CANCERS TNX - 3600: MONOCLONAL ANTIBODIES FOR COVID - 19 TREATMENT KEY DEVELOPMENT PARTNERS TNX - 1500: ALLOGRAFT REJECTION TNX - 1900: MIGRAINE & OTHER INDICATIONS TNX - 801: SMALLPOX AND MONKEYPOX VACCINE TNX - 1840 and TNX - 1850: COVID - 19 VACCINES TNX - 2900: PRADER - WILLI SYNDROME

26 © 2022 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO MANAGEMENT TEAM Seth Lederman, MD Co - Founder, CEO & Chairman Jessica Morris Chief Operating Officer Gregory Sullivan, MD Chief Medical Officer Bradley Saenger, CPA Chief Financial Officer

© 2022 Tonix Pharmaceuticals Holding Corp. APPENDIX

MOLECULES TARGETING CD40L

IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO

Drug name	Sponsor	Molecule	Indications	Stage of development/clinical trial status
Ruplizumab (BG9588)	Biogen	hu5c8 Fab* IgG1 mAb	LN, SLE, transplantation	Discontinued after Phase 2
Toralizumab (IDEC-131)	IDEC	huMR1 Fab IgG1 mAb	SLE, CD, MS, ITP	Discontinued after Phase 2
Dapirolizumab (CDP7657)	UCB, Biogen	Fab' fragment – PEGylated	SLE	Phase 2 completed: SLE (NCT02804763) Phase 3 enrolling: SLE (NCT04294667, NCT04976322)
Letolizumab (BMS-986004)	BMS	"Domain antibody"/scFv Fc-modified IgG1 mAb (from abatacept)	ITP, GVHD	Phase 1 and 2 completed: ITP (NCT02273960) Phase 1 and 2 ongoing: GVHD (NCT03605927)
Dazodalibep (VIB-4920)	Horizon	Tn3 Fusion protein	RA, SjS, Kidney transplant (Tx)	Phase 2 completed: RA (NCT04163991) Phase 2 ongoing: SjS (NCT04129164), Kidney Tx (NCT04046549)
SAR441344 (INX-021)	Sanofi	Humanized, optimized IDEC-131 Fc-modified IgG1 mAb	Relapsing MS, SjS, SLE	Phase 2 ongoing: relapsing MS (NCT04879628), SjS (NCT04572841), SLE (NCT05039840)
AT-1501	Eledon	hu5c8 Fab* Fc-modified IgG1 mAb (from abatacept)	ALS, Kidney Tx, IgA Nephropathy, Islet Cell Tx	Phase 2 ongoing: ALS (NCT04322149), Islet Tx (NCT04711226) Phase 2 ready: IgA neph (NCT05125068), Kidney Tx (NCT05027906)
TNX-1500	Tonix	hu5c8 Fab* Fc-modified IgG4 mAb (designed by Tonix)	Organ transplant (allo- and xeno-), CKBMT, SLE, MS, ALS	Preclinical
APB-A1	April Bio	scFv-anti-human SA	NMOSD	Preclinical

Abbreviations: LN: lupus nephritis; CD: Crohn's disease; MS: multiple sclerosis; SLE: systemic lupus erythematosus; SjS: Sjögren's syndrome; RA: rheumatoid arthritis; GVHD: graft-vs-host disease; ALS: amyotrophic lateral sclerosis (Lou Gehrig's disease); CKBMT: combined kidney and bone marrow transplant; ITP: immune thrombocytopenic purpura; NMOSD: neuromyelitis optica spectrum disorder

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IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO

MOLECULES BLOCKING CD40 BLOCKADE

Drug name	Sponsor	Molecule	Indications	Stage of development/clinical trial status
Bleselumab (ASKP1240)	Astellas Pharma	Humanized Fab IgG4 mAb	Psoriasis, FSGS in Kidney Tx	Discontinued after Phase 2
Iscalimab (CFZ533)	Novartis	Humanized Fab Fc-modified IgG1 mAb	SjS, SLE, LN, Liver Tx Type 1 Diabetes, HS	Phase 1 completed: RA (NCT02089087) Phase 2 completed: Graves' disease (NCT02713256) , MG (NCT02565576), Kidney Tx (NCT03663335) Phase 2 ongoing: SjS (NCT03905525), SLE (NCT03656562), LN (NCT03610516), Liver Tx (NCT03781414), Type 1 Diabetes (NCT04129528), HS (NCT03827798)
BI 655064	Boehringer Ingelheim	Humanized Fab IgG1 mAb	LN	Phase 1 terminated: ITP (NCT02009761) Phase 1 completed: RA (NCT01751776) Phase 2 completed: LN (NCT02770170, NCT03385564)
Ch5D12	Catholic University of Leuven	Humanized Fab IgG4 mAb	CD	Phase 1 and 2 completed
KPL-404	Kiniksa	Humanized Fab IgG4 mAb – based on 2C10[2]	RA	Phase 1 completed: healthy volunteers (NCT04497662) Phase 2 ongoing: RA (NCT05198310)
BITD-401412	Boston Immune Technologies	Proprietary DOMab™ platform	Unspecified autoimmune	Preclinical
NJA-730	NapaJen	Oligonucleotide combined with beta-glucan	BM Tx, acute GVHD	Phase 1 completed: healthy volunteers (ACTRN12618001428257)

Abbreviations: LN: lupus nephritis; CD: Crohn's disease; SLE: systemic lupus erythematosus; SjS: Sjögren's syndrome; RA: rheumatoid arthritis; FSGS: focal segmental glomerulosclerosis; ITP: immune thrombocytopenic purpura; HS: hidradenitis suppurativa; BM: bone marrow; GVHD: graft-vs-host disease

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© 2022 Tonix Pharmaceuticals Holding Corp.

ABOUT MONOCLONAL ANTIBODIES (mAbs)
STRUCTURE, THERAPEUTIC & COMMERCIAL POTENTIAL

IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO

- Antigen-binding fragment (Fab)
  - Binds very tightly to therapeutic target
  - Most therapeutic mAbs are made in mice and humanized to reduce immune response
- Fc region
  - Most therapeutic mAbs are IgG1 or IgG4
  - Some are modified to alter functions such as binding to Fc receptors (FcRs)
  - Several other possibilities, including IgA, igG2, etc
- Fab and Fc regions can be combined as cassettes to make new mAbs

Structure of a Typical IgG mAb


Antigen-binding fragment (Fab)
FcγR-binding region
Fc region

Interaction of the FcγR-binding region with Fc receptors gives unique effector functions to different Fc regions (eg, IgG1 and IgG4)

Saxena A, et al. Front Immunol. 2016;7:580.

mAbs have unique therapeutic benefits:

- Long half-life in serum (typically 2-4 weeks)
- High specificity for the intended target and low "off-target" effects
- In addition to binding, the Fc portion of mAbs can impart "effector functions"

mAbs also have unique commercial potential:

- No generic pathway until the PPACA in 2010[1]
- Biosimilars need to show clinical efficacy for approval

1. Patient Protection and Affordable Care Act, HR 3590, 111th Congress (2009-2010).

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© 2022 Tonix Pharmaceuticals Holding Corp.

31 © 2022 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO REJECTION IS CAUSED BY IMMUNE RESPONSE • Transplant rejection occurs because the immune system recognizes the allograft as foreign and attacks it 1 • The immune response is triggered by the activation and proliferation of donor antigen - specific T cells 2,3 • Donor antigen - specific T cells coordinate and amplify the immune response to the graft, leading to rejection 2,3 1. Marino J, et al. Front Immunol. 2016;7:582. 2. Halloran PF. N Engl J Med. 2004;351(26):2715 - 2729. 3. Goral S. Dial Transplant. 2011;40(1):14 - 16.

32 © 2022 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO T CELL ACTIVATION REQUIRES 3 KEY SIGNALS • Three key signals are required for T cell activation 1 - 3 : Signal 1 • Antigen binding at T cell receptors (TCR) Signal 2 / Costimulation • Stimulation of CD80/86 - CD28 and CD40 - CD40 ligand (CD40L) pathways Signal 3 • Stimulation of Interleukin 2 (IL2) receptors and mTOR 1. Goral S. Dial Transplant. 2011;40(1):14 - 16. 2. Halloran PF. N Engl J Med. 2004;351(26):2715 - 2729. 3. Chen L, et al. Nat Rev Immunol. 2013;13(4):227 - 242.

COSTIMULATION INVOLVES 2 DISTINCT PATHWAYS

- The CD40L-CD40 pathway induces maturation of APCs by altering gene expression, including the upregulation of CD80/86[1,2]
- Stimulation of CD28 in T cells results in a wide range of effects, including[1,2]:
  - Increased calcineurin signaling
  - Greater IL2 production
  - Greater survival and proliferation
  - Increasing TCR activation



Signal 2: Costimulation
T cell
Calcineurin
CD28
CD40L trimer
CD80/86
CD40
CD40
TNF Receptor Activating Factors (TRAFs)
Gene upregulation
APC
Nucleus

1. Chen L, et al. *Nat Rev Immunol.* 2013;13(4):227-242.
2. Vogel IT, et al. *World J Immunol.* 2014;4(2):63-77.

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IMMUNOSUPPRESSION IS THE STANDARD OF CARE

- Immunosuppression is the standard of care to prevent rejection[1,2]:

Calcineurin Inhibitors

- CNIs such as cyclosporin and tacrolimus block calcineurin

Corticosteroids

- Corticosteroids such as prednisone block the release of pro-inflammatory cytokines

Antimetabolites

- Antimetabolites such as mycophenolate mofetil (MMF) block T proliferation



T cell
Antimetabolites
CNIs
Gene upregulation
Signal 1
TCR/CD3
Antigen
mTOR
CD40L
CD28
JAK3
CD25
MHC
Corticosteroids
Signal 2
CD80/86
Signal 3
CD40
IL2
APC

1. Halloran PF. *N Engl J Med.* 2004;351(26):2715-2729.
2. Enderby C, et al. *Am J Manag Care.* 2015;21(1 Suppl):s12-s23.

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IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO

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THE CORNERSTONE OF IMMUNOSUPPRESSION

IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO

- CNIs, mainly tacrolimus, are the cornerstone of immunosuppressive therapy and have helped reduce acute rejection and increase 1-year graft survival[1,2]
- Most transplant patients receive a CNI-based regimen (mainly tacrolimus) and remain on it for the rest of their life[1]

Use of Tacrolimus in Immunosuppressive Regimens Following Transplant in Adults[3-5]


Kidney
93%
Liver
88%
Heart
95%
Treatment Regimen
Tacrolimus + steroid
Tacrolimus + MMF
Tacrolimus + MMF + steroid
Other
All CNI-containing regimens

1. Enderby C, et al. *Am J Manag Care.* 2015;21(1 Suppl):s12-s23.
2. Camilleri B, et al. *Exp Clin Transplant.* 2016;14(5):471-483.
3. Kim WR, et al. *Am J Transplant.* 2019;19 Suppl 2:184-283.
4. Colvin M, et al. *Am J Transplant.* 2019;19 Suppl 2:323-403.
5. Hart A, et al. *Am J Transplant.* 2019;19 Suppl 2:19-123.

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NEPHROTOXICITY IS THE ACHILLES' HEEL OF CNIS

- CNIs cause irreversible and progressive deterioration of kidney function in all types of solid organ transplants[1,2]
- CNIs can also cause hypertension, neurotoxicity, post-transplant diabetes, and hyperlipidemia[3]
- CNI-associated toxicity may also contribute to long-term allograft failure[4]

Prevalence of Chronic Nephropathy in Kidney Allografts[2]



100
75
50
25
0
Percentage of patients
0
1
2
3
4
5
6
7
8
9
10
Years after transplant
Nephropathy status
Grade I (mild)
Grade II (moderate)
Grade III (severe)

1. Naesens M, et al. *Clin J Am Soc Nephrol.* 2009;4(2):481-508.
2. Nankivell BJ, et al. *N Engl J Med.* 2003;349(24):2326-2333.
3. Halloran PF. *N Engl J Med.* 2004;351(26):2715-2729.
4. Andrews LM, et al. *Expert Opin Drug Metab Toxicol.* 2017;13(12):1225-1236.

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IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO

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BROADENING THE THERAPEUTIC WINDOW

- CNIs have a narrow therapeutic window, risking drug toxicities and rejection[1,2]
- Immunomodulation with next-generation treatments strives to provide a broader therapeutic window and avoid these risks[3]

Narrow Therapeutic Window



Over-suppressed
Window of therapeutic benefit
Under-suppressed
Degree of immunosuppression
Increasing drug dosage

Conventional treatments (CNIs)

Over-Suppression

- Adverse events
- Infection
- Malignancy
- Toxicities (eg, CNIs and nephrotoxicity)

Under-Suppression

- Acute rejection

Broad Therapeutic Window



Over-suppressed
Window of therapeutic benefit
Under-suppressed
Degree of immunosuppression
Increasing drug dosage

Next-generation treatments

1. Naesens M, et al. *Clin J Am Soc Nephrol.* 2009;4(2):481-508.
2. Andrews LM, et al. *Expert Opin Drug Metab Toxicol.* 2017;13(12):1225-1236.
3. Camilleri B, et al. *Exp Clin Transplant.* 2016;14(5):471-483.

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38 © 2022 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO THE SEARCH FOR CNI - SPARING TREATMENTS • “CNI - sparing” regimens that reduce or avoid use of CNIs are being developed • CNI - sparing regimens have been based on 2 classes of agents: mTOR Inhibitors • Sirolimus • Everolimus Costimulation Blockers • Belatacept (CD80/86 blocker) • CD40/CD40L blockers Camilleri B, et al. Exp Clin Transplant. 2016;14(5):471 - 483.

SPARING CNIs BY TARGETING COSTIMULATION

IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO

- When used to replace CNIs, belatacept shows similar rates of long-term patient and graft survival but is associated with increased acute rejection rates and increased cost[1,2]

Benefits[1]	Limitations[1]
• Better preserves kidney function	• Increased acute rejection rates
• Lower observed levels of donor-specific antibodies (DSAs)*	• Must be used with other agents as part of a complex regimen

*DSAs are the main cause of chronic rejection[3]

- Belatacept demonstrates the feasibility, safety, and nephron-protecting potential of CNI-free costimulation blockade[1]

1. Camilleri B, et al. *Exp Clin Transplant.* 2016;14(5):471-483.
2. Perez CP, et al. *Transplantation.* 2018;102(9):1440-1452.
3. Loupy A, et al. *N Engl J Med.* 2018;379(12):1150-1160.

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BLOCKING COSTIMULATION THROUGH CD40L

IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO

- The CD40-CD40L pathway was the first costimulation pathway explored to inhibit transplant rejection

CD40L Antibodies (Abs)

- Ruplizumab (hu5c8)
- Toralizumab


T cell
Nucleus
Cell cycle
Gene upregulation
Calcineurin
Signal 1
TCR/CD3
Antigen
mTOR
CD28
MHC
JAK3
CD25
Signal 2
CD80/86
Signal 3
IL2
CD40
APC
• Ruplizumab (hu5c8)
• Toralizumab

Zhang T, et al. *Immunotherapy*. 2015;7(8):899-911.

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© 2022 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY: KEY CANDIDATE

TNX-1700*: GASTRIC, COLORECTAL AND PANCREATIC CANCERS
STABILIZED RECOMBINANT TREFOIL FACTOR 2 (rTFF2)

IMMUNOLOGY PORTFOLIO

POTENTIAL NEW CANCER TREATMENT

- TNX-1700 (rTFF2) has effects on cancer by altering the tumor micro-environment
- Mechanism of action: suppresses myeloid-derived suppressor cells and activates anti-cancer CD8+ T cells
- Potential synergy with anti-PD-1 or anti-PD-L1 monoclonal antibodies (mAbs)

PRECLINICAL EVIDENCE FOR INHIBITING GROWHT OF CANCER CELLS

- Data showed that TFF2-CTP augmented the efficacy of mAb anti-PD-1 therapy. Anti-PD-1 in combination with TFF2-CTP showed greater anti-tumor activity in PD-L1-overexpressing mice.

LICENSED FROM COLUMBIA UNIVERSITY

- Developing in partnership under sponsored research agreement

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Gastric and colorectal

Additional Indications: Pancreatic cancers

Status: Preclinical

Next Steps: Animal studies ongoing

*TNX-1700 is in the pre-IND stage of development and has not been approved for any indication.

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© 2022 Tonix Pharmaceuticals Holding Corp.

© 2022 Tonix Pharmaceuticals Holding Corp. CNS: KEY CANDIDATES

TNX-1300*: COCAINE INTOXICATION
COCAINE ESTERASE (CoCe)

CNS PORTFOLIO

PROFILE

Cocaine is the main cause for drug-related ED visits[1]

Cocaine use can cause irreversible structural damage to the heart and accelerate cardiovascular disease[2]

- In one survey of 94 long-term cocaine users, 71% had some form of cardiovascular disease[3]

CoCe is a recombinant protein that degrades cocaine in the bloodstream

- Rapidly reverses physiologic effects of cocaine
- Drops plasma exposure by 90% in 2 minutes

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Cocaine Intoxication

Additional Indications: Cocaine Overdose

Status: Phase 2 Open Label

Next Steps: 1H 2022 Initiate Trial

FDA Breakthrough Therapy Designation

*TNX-1300 has not been approved for any indication.

[1]Havakuk O et al. *J Am Coll Cardiol.* 2017;70:101-113.
[2]Phillips K et al. *Am J Cardiovasc Drugs.* 2009;9:177-196.
[3]Maceira AM et al. *J Cardiovasc Magn Reson.* 2014;16:26.

ED = emergency department.

© 2022 Tonix Pharmaceuticals Holding Corp.

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TNX-102 SL*: FIBROMYALGIA
CYCLOBENZAPRINE PROTECTIC® SUBLINGUAL TABLETS

CNS PORTFOLIO

PROFILE

A unique formulation of cyclobenzaprine designed to optimize delivery and absorption

Innovative and proprietary PROTECTIC® Rapid drug exposure following nighttime administration

- Lower daytime exposure
- Avoids first-pass metabolism
  - Reduces risk of pharmacological interference from major metabolite

Clinical trial program designed to examine treatment of core Fibromyalgia symptoms

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Fibromyalgia

Additional Indications: PTSD, Agitation in Alzheimer's, Alcohol Use Disorder, Long COVID

Status: One Positive Phase 3 study (RELIEF) Completed

Next Steps: Second Phase 3 Study (RALLY/F306): clinical phase completed, and topline data expected Q1 2022. Confirmatory Phase 3 planned for 1H 2022

*TNX-102 SL has not been approved for any indication.

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© 2022 Tonix Pharmaceuticals Holding Corp.

TNX-102 SL: FIBROMYALGIA
CYCLOBENZAPRINE PROTECTIC® SUBLINGUAL TABLETS PROGRAM UPDATE

CNS PORTFOLIO

Phase 3 Study, RALLY (F306)

- July 2021: Tonix stopped enrollment in the RALLY study following an unblinded, pre planned interim analysis by the Independent Data Monitoring Committee (IDMC).
- Based on interim analysis results of the first 50% (n=336) enrolled participants, the IDMC recommended stopping the trial as TNX-102 SL is unlikely to demonstrate a statistically significant improvement in the primary endpoint.
- Clinical phase of study completed, with 514 participants enrolled overall – 399 completers; topline results expected Q1 2022
- Confirmatory Phase 3 study (F307) planned 1H 2022

Following analysis of F306 results, including pharmacogenetic comparison of F304 and F306, Tonix may modify F307 protocol

TNX 102-SL Development Beyond Fibromyalgia

- Development efforts continue in PTSD, Agitation in Alzheimer's, Alcohol Use Disorder, Long COVID

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© 2022 Tonix Pharmaceuticals Holding Corp.

TNX-102 SL*: LONG COVID (PASC)
CYCLOBENZAPRINE PROTECTIC® SUBLINGUAL TABLETS

CNS PORTFOLIO

PROFILE

Long COVID or Post-acute Sequelae of COVID-19 (PASC[1])

- Symptoms can include fatigue, sleep disorders, pain, fevers, shortness of breath, cognitive impairment described as "brain fog", gastrointestinal symptoms, anxiety, and depression[2]
- Can persist for months and can range in severity from mild to incapacitating
- Occurs in 30% of recovered COVID-19 patients
- Typically associated with moderate or severe COVID-19, Long COVID can occur after mild COVID-19 or even after asymptomatic SARS-CoV-2 infection

To address the urgent need for PASC therapies, Congress awarded the National Institutes of Health $1.15 billion to study Long COVID.[3]

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Long COVID (PASC)

Status: Clinical – pre-IND; FDA minutes from pre-IND meeting received in Q3 2021

Next Steps: Start Phase 2 study for treating subset of Long COVID patients whose symptoms overlap with fibromyalgia in 1H 2022

*TNX-102 SL is in the pre-IND stage of development for Long Covid and has not been approved for any indication.

[1]Feb. 24, 2021 - White House COVID-19 Response Team press briefing; Feb 25, 2021 - policy brief from the World Health Organization on long COVID
[2]Nalbandian, Ani, et al. "Post-acute COVID-19 syndrome." Nature Medicine (2021): 1-15.
[3]The NIH provision of Title III Health and Human Services, Division M--Coronavirus Response and Relief Supplemental Appropriations Act, 2021, of H.R. 133, The Consolidated Appropriations Act of 2021. The bill was enacted into law on 27 December 2020, becoming Public Law 116-260.

© 2022 Tonix Pharmaceuticals Holding Corp.

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TNX-1900*: MIGRAINE
INTRANASAL POTENTIATED OXYTOCIN (OT) WITH MAGNESIUM

CNS PORTFOLIO

PROFILE

Intranasal OT has potential utility in treating migraine[1]

- Intranasal OT reaches the trigeminal ganglion
- Preclinical evidence of OT blocking CGRP release and suppressing pain
- Association of low OT levels during and preceding migraine episodes
- Novel non-CGRP antagonist approach to treatment

Magnesium is known to potentiate the binding of OT to its receptor[2,3]

One billion individuals worldwide suffer from migraines

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Chronic Migraine

Additional Indications: Acute Migraine, Craniofacial Pain, Insulin Resistance, Binge Eating Disorder

Status: Clinical – IND cleared for prevention of migraine headache[4]

Next Steps: 2H 2022 Initiate Phase 2 Trial and Investigator Initiated Phase 2 Trial in Binge Eating Disorder

*TNX-1900 has not been approved for any indication.
CGRP = calcitonin gene-related peptide.

[1]Tzabazis A, et al. Oxytocin and Migraine Headache. Headache. 2017 May;57 Suppl 2:64-75. doi: 10.1111/head.13082. PMID: 28485846.
[2]Antoni FA, Chadio SE. Essential role of magnesium in oxytocin-receptor affinity and ligand specificity. Biochem J. 1989 Jan 15;257(2):611-4. doi: 10.1042/bj2570611. PMID: 2539090; PMCID: PMC1135623.
[3]Meyerowitz, J.G., *et al.* The oxytocin signaling complex reveals a molecular switch for cation dependence. *Nat Struct Mol Biol* (2022). (https://doi.org/10.1038/s41594-022-00728-4)
[4]A Phase 2 trial under an investigator-initiated IND has been completed in the U.S. using TNX-1900

© 2022 Tonix Pharmaceuticals Holding Corp.

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49 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 2900*: PRADER - WILLI SYNDROME INTRANASAL POTENTIATED OXYTOCIN (OT) WITH MAGNESIUM PROFILE CNS PORTFOLIO Prader - Willi Syndrome is the most common genetic cause of life - threatening childhood obesity • Orphan disease occurring in 1 in 15,000 births Symptoms include lack of suckling as infants, poor muscle strength, and constant hunger (hyperphagia) • In animal models, OT has improved suckling and suppressed hunger ‒ Tonix’s patented potentiated OT formulation is believed to increase specificity for OT receptors relative to off - target vasopressin receptors DEVELOPMENT PROGRAM Market Entry: Prader - Willi Syndrome Additional Indications: Rare, Orphan Hyperphagia Conditions Status: Preclinical, granted orphan drug designation by FDA Next Steps: pre - IND Meeting to seek agreement on development plans; Submit application to the FDA for Fast Track designation Patents Issued *TNX - 2900 is in the pre - IND stage of development and has not been approved for any indication.

TNX-601 CR*: PSYCHIATRY
TIANEPTINE OXALATE AND NALOXONE

CNS PORTFOLIO

PROFILE

A novel, oral, controlled release once-daily tablet

Mechanistically different from traditional monoaminergic treatments for depression

Indirectly modulates the glutamatergic system

- No direct binding to NMDA, AMPA, or kainate receptors

Naloxone added to deter parenteral abuse

Treatment effect of tianeptine in depression is well-established

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Major Depressive Disorder

Additional Indications: PTSD, Neurocognitive Disorder From Corticosteroids

Status: pre-IND

Next Steps: Q1 2023 Initiate Phase 2 Trial

*TNX-601 CR is in the pre-IND stage of development and has not been approved for any indication.

AMPA=α-amino-3-hydroxy-5-methyl-4-isoxazolepropionic acid; MAOI=monoamine oxidase inhibitors; NMDA=N-methyl-D-aspartate.

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© 2022 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASES: KEY CANDIDATES

TNX-801: SMALLPOX AND MONKEYPOX VACCINE
LIVE VIRUS PLATFORM DEVELOPMENT PROGRAM

INFECTIOUS DISEASE PORTFOLIO

APPLICATION OF LIVE VIRUS PLATFORM

- TNX-801 is a cloned version of horsepox[1] (without any insert) purified from cell culture
- In addition to being a potential addition to the U.S. Strategic National Stockpile, TNX-801 will support recognition of the RPV/horsepox platform

ANIMAL TESTING OF TNX-1800 WITH SOUTHERN RESEARCH INSTITUTE

- Non-human primate monkeypox challenge testing: positive data reported in Q1 2020[2]

DEVELOPED IN COLLABORATION WITH UNIVERSITY OF ALBERTA

- Proprietary synthetic biology approach and vector system

Patents Filed

DEVELOPMENT PROGRAM

Market Entry: Smallpox and Monkeypox Vaccine

Status: Preclinical, Pre-IND

Next Steps: Developing GMP manufacturing for TNX-801 (horsepox)

*TNX-801 is in the pre-IND stage of development and has not been approved for any indication.

[1]Noyce RS, et al. Construction of an infectious horsepox virus vaccine from chemically synthesized DNA fragments. PLoS One. 2018 Jan 19;13(1):e0188453.
[2]Noyce, RS, et al. Synthetic Chimeric Horsepox Virus (scHPXV) Vaccination Protects Macaques from Monkeypox* Presented as a poster at the American Society of Microbiology BioThreats Conference - January 29, 2020, Arlington, VA. (https://content.equisolve.net/tonixpharma/media/10929ac27f4fb5f5204f5cf41d59a121.pdf)

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TNX-1840 AND TNX-1850*: COVID-19 VACCINE
LIVE VIRUS PLATFORM DEVELOPMENT PROGRAM

INFECTIOUS DISEASE PORTFOLIO

APPLICATION OF LIVE VIRUS PLATFORM

- First version TNX-1800 encodes spike protein from SARS-CoV-2, Wuhan strain
- Planned new versions TNX-1840 and TNX-1850 encode spike protein from SARS-CoV-2, omicron and BA.2 strains, respectively[1]

ANIMAL TESTING OF TNX-1800 WITH SOUTHERN RESEARCH INSTITUTE

- Non-human primate immune response: positive results reported in Q4 2020
- Non-human primate CoV-2 challenge testing: positive data reported in Q1 2021

DEVELOPED IN COLLABORATION WITH UNIVERSITY OF ALBERTA

- Proprietary synthetic biology approach and vector system

Patents Filed

DEVELOPMENT PROGRAM

Market Entry: COVID-19 Vaccine

Additional Indications: Future Pandemic, Infectious Disease, Smallpox, Cancer

Status: Preclinical

Next Steps: Developing TNX-1840 (omicron) and TNX-1850 (BA.2) versions

*TNX-1800, TNX-1840 and TNX-1850 are in the pre-IND stage of development and has not been approved for any indication.

[1]Brennan, Z. *Endpoints* March 2, 2022 (https://endpts.com/weaker-omicron-variant-is-great-news-for-the-world-but-bad-news-for-covid-related-clinical-trials/)

© 2022 Tonix Pharmaceuticals Holding Corp.

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LIVE VIRUS RPV PLATFORM & COVID-19 VACCINE

INTERNAL DEVELOPMENT & MANUFACTURING CAPABILITIES

INFECTIOUS DISEASE AND IMMUNOLOGY PORTFOLIO

Infectious Disease R&D Center (RDC) – Frederick, MD

- Function: Accelerated development of vaccines and antiviral drugs against COVID-19, its variants and other infectious diseases
- Description: ~48,000 square feet; currently BSL-2 but being converted to BSL-3
- Status: Operational; acquisition completed on October 1st, 2021



Advanced Development Center (ADC) – New Bedford, MA

- Function: Development and clinical scale manufacturing of live-virus vaccines to support Phase 1 and Phase 2 trials
- Description: ~45,000 square feet, under construction, planned BSL-2
- Status: Expected to be partially operational in first half 2022



Architectural Rendering

Commercial Manufacturing Center (CMC) – Hamilton, MT

- Function: Phase 3 and Commercial scale manufacturing of live-virus vaccines
- Description: ~44 acre green field site, planned BSL-2
- Status: Planning for site enabling work in 2022



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TNX-3500*: COVID-19 ANTIVIRAL TREATMENT
SANGIVAMYCIN

INFECTIOUS DISEASE PORTFOLIO

PROFILE

New variants heighten need for therapeutics

NIH Treatment Guidelines for COVID-19 are mixed on use of remdesivir

Potential monotherapy antiviral[1,2]
- 65 times more potent than remdesivir in inhibiting SARS-CoV-2 as demonstrated in cell culture infectivity studies (dose to achieve IC_{90})

Potential combination therapy with remdesivir[1,2]
- TNX-3500 antiviral effect is additive when combined with remdesivir and reduces the amount of each drug necessary for an IC_{90}
- Combination therapies for other viruses have reduced the emergence of drug resistant viral strains

Patents Filed

DEVELOPMENT PROGRAM

Market Entry: COVID-19 Antiviral

Additional Indications: MERS, Ebola, Lassa, Oncology

Status: Preclinical

Next Steps: 1H 2022 Initiate Animal Studies

MERS = Middle East Respiratory Syndrome;
NIH = National Institutes of Health; PK = pharmacokinetics.

[1]Bennett RP et al. *Viruses*. 2020;13(1):52. doi: 10.3390/v13010052
[2]Bennett, RP et al. *JCI Insight*. 2021 in press preview (10.1172/jci.insight.153165)
*TNX-3500 is in the pre-IND stage of development and has not been approved for any indication.

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TNX-3600*: COVID-19 THERAPEUTIC
FULLY HUMAN MONOCLONAL ANTIBODY PLATFORM

INFECTIOUS DISEASE PORTFOLIO

PROFILE

Collaboration with Columbia University

Human monoclonal antibodies (mAbs) generated from COVID-19 convalescent patients

Potential monotherapies
- Plan to seek indication similar to current EUA therapeutic mAbs for treating individuals with mild-to-moderate COVID-19 who are at high risk for progression to severe disease

Potential combination therapy with other antibodies
- Combination therapies for other anti-CoV-2 monoclonal antibodies are believed to have reduced the emergence of drug resistant viral strains

Given the unpredictable trajectory of the SARS-CoV-2 virus and new variants[1], we seek to contribute to a broad set of monoclonal antibodies from a variety of patients, that can be scaled up quickly and potentially combined with other monoclonal antibodies.

DEVELOPMENT PROGRAM

Market Entry: COVID-19 Therapeutic

Additional Indications: Symptomatic COVID in patients with risk factors for poor outcome

Status: Preclinical

Next Steps: Study inhibition of SARS CoV-2 variants in tissue culture; 1H 2022 Initiate Animal Studies

*TNX-3600 is in the pre-IND stage of development and has not been approved for any indication.
[1]Waltz, E. Nature. "Does the World Need an Omicron Vaccine?" 28 Jan 2022 https://www.nature.com/articles/d41586-022-00199-z

© 2022 Tonix Pharmaceuticals Holding Corp.

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TNX-3700*: COVID-19 VACCINE
ZINC NANOPARTICLE (ZNP) FORMULATION FOR mRNA VACCINE

INFECTIOUS DISEASE PORTFOLIO

PROFILE

Collaboration with Kansas State University

ZNP technology is a potential replacement for the Lipid Nanoparticle (LNP) technology of current mRNA vaccines

Potential improved stability

- Plan to seek initial indications as booster, similar to the current EUA and FDA approved mRNA vaccines
- Improved stability would facilitate shipping and storage

Addresses limitations in current mRNA vaccines which require ultra-cold storage and shipping

- Stability issues limit use in less developed countries

Patents Filed

DEVELOPMENT PROGRAM

Market Entry: Booster for COVID-19 Vaccines

Additional Indications: COVID-19 vaccine for naïve individuals

Status: Preclinical

Next Steps: Research at K-State on CoV-2 spike based vaccine in tissue culture and animals; 1H 2022 Initiate Animal Studies

*TNX-3700 is in the pre-IND stage of development and has not been approved for any indication.

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